Endurance Specialty Holdings Investor Presentation December 31, 2013 Exhibit 99.1

Safe Harbor for Forward Looking Statements
Some of the statements in this presentation may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "should," "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-
looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our most recently filed Annual Report on Form 10-K .
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Regulation G Disclaimer
In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. For a complete description of non-GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at
www.endurance.bm.
The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios. Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance. The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio.
Net premiums written is a non-GAAP internal performance measure used by Endurance in the management of its operations. Net premiums written represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits. Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends. In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that net premiums written enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance. Net premiums written should not be viewed as a substitute for gross premiums written determined in accordance with GAAP.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on
Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Forward looking statements & regulation G disclaimer

•
“A” ratings from AM Best and S&P
•
$3.4 billion of total capital
•
Conservative, short-duration, AA
rated investment portfolio
•
Prudent reserves that have
historically been a source of value
•
Diversified and efficient capital
structure
•
Since inception, returned $2.0 billion
to investors through dividends and
share repurchases
Introduction to Endurance Specialty Holdings
Focused on generating strong profitability through specialty underwriting and efficient operations

Transformation Progressing
•
CEO John Charman has led a rapid
transformation of Endurance
•
Substantially expanded our
global underwriting and
leadership talent
•
Rebalanced our insurance and
reinsurance portfolios to
lower volatility and improve
profitability
•
Streamlined support
operations to generate
significant savings to fund
underwriting additions
Diversified  Portfolio of Businesses
•
Portfolio of approximately $2.7
billion in annual gross written
premiums
•
Book of business  diversified between
insurance and reinsurance as well as
short tail and long tail lines of
business
•
Proven leader in agriculture
insurance business
•
Focus on specialty lines of business
•
Expanding international operations
for both insurance and reinsurance
Strong Balance Sheet and Capital
We have built a strong franchise in our first twelve years of operation
• Inception to date operating ROE of 11.0%
• 10 year book value per share plus dividends CAGR of 10.6%

Larger book of
business with
lower
volatility and
improved
return
characteristics
We Are Transforming Our Specialty Insurance and Reinsurance Businesses
Rebalancing our insurance and reinsurance portfolios while expanding our global underwriting talent to enhance our positioning and relevance in the market
We will continue to invest in our operations through additions of acknowledged market leaders as well as expanded global underwriting talent.  Our goal is to produce a more consistent level of profitability while reducing volatility in order to deliver excellent sustainable results for our shareholders.

Restructuring
business
• Withdrawal from
unprofitable lines and
accounts
• Management of limits
• Strategic purchases of
reinsurance/retrocessi
onal coverage
Improving
underwriting talent
• Attracting and
retaining teams of
high quality
underwriters
• Expanded
underwriting and
product capabilities in
insurance specialty
lines
• Strong pipeline of
underwriting talent
remaining
Expanding our
operations in
Europe and Asia
• Launched London
based international
insurance operations
and began writing in
January 2014
• A Zurich based
marine reinsurance
team will be joining
us in August 2014
• Expanded
catastrophe
reinsurance presence
in Singapore
Restructuring
operations
• Streamline
leadership and
operations  to
create
efficiencies

Specialty Insurance Strategic Direction
Expanding underwriting talent, refocusing our underwriting, rebalancing our portfolio and improving positioning and relevance in the market

Initial products will include:
• Energy
• Property
• Professional Lines
• Misc. commercial
classes
• Fin.  institutions
• Inland marine
• Excess casualty (E&S
and retail)
• Ocean marine
• Numerous professional
line underwriters
• Misc.
commercial
classes
• Financial
institutions
• Lawyers
• Commercial
management liability
• Surety
• Healthcare
• Jack Kuhn
CEO , Global Insurance
• Graham Evans
EVP & Head of
International Insurance
• Doug Worman
EVP & Head of U.S.
Insurance
• Richard Allen*
EVP & Head of
Professional Lines
• Richard Housley*
EVP & General
Manager of London
Insurance
• Cliff Easton*
EVP & Global Head of
Energy
* Joining Endurance in 2014

•
Improve profitability and consistency of results
through enhanced market presence, improved
underwriting and risk selection
– Hired Jerome Faure in March 2013 as CEO
of Global Reinsurance
– Completed the consolidation of our
European reinsurance underwriting in
Zurich
– Focus on profitable growth and
diversification through existing and new
specialty reinsurance units
•
Manage volatility through improved portfolio
management and opportunistic retro purchases
•
Eliminate substandard businesses with insufficient
margins
Reinsurance Segment Strategic Direction
Enhancing profitability through recruiting top flight underwriting talent, developing strategic partnerships with key clients and brokers, and improving our underwriting and risk selection
Reinsurance focusing on growing specialty lines of business while deemphasizing standard lines with more volatile exposures.  Reinsurance premiums to be managed taking into account the current challenging rate environment.

Third Quarter 2012  Additions
• Engineering Risk Underwriter
• Trade Credit and Surety Team
• Global Weather Unit
Strategic Priorities for Global Reinsurance
October 2013 – Hired Chris Donelan,
Head of U.S. Reinsurance and team of
underwriters
August 2013 – Hired Peter Mills Head of
Specialty Reinsurance
January 2014 – Hired Marine
Reinsurance Team based in Zurich (will
start in August 2014)

Diversified Portfolio of Businesses
Portfolio diversified by product, distribution source and geography

Annual Net Premiums Written as of December 31, 2013: $2.0 Billion
Reinsurance
Insurance
Casualty
Professional Liability
Property Per Risk
Small Business
Surety
International Property
Catastrophe
US Property Catastrophe
Other Specialty (Aviation,
Clash)
ARMtech
Property
Casualty
Miscellaneous E&O
Healthcare
Ocean/Inland Marine
Healthcare
Excess Casualty
Professional Lines
International
11%
Bermuda
7%
U.S. Specialty
11%
Bermuda
17%
North America
26%
Casualty
Professional Lines
Property
Marine
Trade Credit/Surety
Agriculture
28%

Endurance’s Financial Results
Diluted book value per common share has grown strongly in absolute terms

Growth in Diluted Book Value Per Common Share ($)
From December 31, 2001 – December 31, 2013
•
2005 – Hurricanes Katrina, Rita
and Wilma
•
2008 – Credit crisis and related
impact of marking assets to
market
•
2011 – High frequency of
global catastrophes
•
2012 – Superstorm Sandy and
Midwest drought
Significant Impacts to Book Value

Growing and Diversified Capital Base
Organically generated capital will support current global growth initiatives
Endurance has proven its ability to generate capital which has allowed for the return to its shareholders of $2.0 billion through share repurchases and dividends while also supporting organic growth.  More recently, our capital levels have grown over the last 18 months while we have also shrunk our net catastrophe exposures .  The additional available capital can be used to fund global growth opportunities.

$2.0 Billion of Capital Cumulatively Returned to Shareholders
Returned 74% of inception to date
net income to common
shareholders
Endurance has a Diversified and Growing Capital Base

•
Fixed maturity portfolio duration is 3.1 years in
order to balance investment yield and interest rate
risk
•
Investment quality (AA average) has remained high
as the portfolio is conservatively managed in a
challenging economy
–
42.9% of investments are cash/short term
or US backed
–
Minimal exposure to sovereign debt or
bank debt of European peripheral countries
•
Increased allocations to equities and alternatives to
diversify portfolio and reduce interest rate risk
•
Other investments of $617.5 million consist of
alternative funds (74.7%) and specialty funds
(25.3%)
–
Alternative funds include hedge funds and
private equity funds
–
Specialty funds include high yield loan and
convertible debt funds
Strong Balance Sheet
Endurance maintains a high quality, short duration investment portfolio

$6.5 Billion Investment Portfolio at December 31, 2013
Cash and
Short Term
12.3%
U.S. Government /
and U.S. Government
Backed – 30.6%
Municipals and Foreign
Government
3.2%
Other
Investments
9.5%
Asset Backed and
Non Agency Mortgage
Backed – 21.7%
Corporate
Securities
18.9%
Equities
3.8%
Investment Portfolio Highlights

•
Endurance is undergoing a fundamental transformation
–
John Charman joined Endurance in late May 2013 as Chairman and CEO
–
Over the last 12 months, Jack Kuhn and Jerome Faure have joined the company as CEOs of our insurance and reinsurance operations to build and expand our global specialty insurance and reinsurance capabilities
•
They have meaningfully expanded the global leadership and underwriting expertise within their segments
–
Rebalancing the insurance and reinsurance portfolios to lower volatility and improve profitability
–
In July 2013, completed cost savings initiatives which reduced the number of senior corporate executives by 30% and created annual cost savings of approximately $20 million which has helped to fund the necessary build out and expansion of our underwriting businesses
•
Endurance maintains excellent balance sheet strength and liquidity
–
High quality investment portfolio; fixed maturity investments have an average credit quality of AA
–
Prudent reserving philosophy and strong reserve position; strong history of favorable development
–
Capital levels meaningfully exceed rating agency minimums, providing support for growth
•
The outlook for Endurance’s book of business remains attractive
–
Adding specialty underwriting talent
–
Actively reduced portfolio volatility through management of exposures and reinsurance purchases
–
Global geographic expansion of our specialty insurance franchise
Conclusion
Endurance is a compelling investment opportunity

Appendix

Overview of ARMtech

•
Multi Peril Crop Insurance (MPCI) is an insurance product regulated by the USDA that provides farmers with yield or revenue protection
–
Offered by 17 licensed companies (18 for 2014 crop year)
–
Pricing is set by the government and agent compensation limits are also imposed - no pricing cycle exists
–
Reduced downside risks due to Federally sponsored reinsurance and loss sharing
–
Agriculture insurance provides strong return potential, diversification in Endurance’s portfolio of
(re)insurance risks and is an efficient user of capital
•
ARMtech is a leading specialty crop insurance business
–
Approximate 8% market share in MPCI (with estimated 175,000 total agriculture policies in force)
and is 5th largest of 17 MPCI industry participants
–
MPCI 2013 crop year* estimated gross written premiums of $913 million
–
Portfolio is well diversified by geography and by crop
•
ARMtech was founded by software developers and has maintained a strong focus on providing industry leading service through leveraging technology
•
Endurance purchased ARMtech in December 2007 at a purchase price of approximately $125 million
–
ARMtech has grown MPCI policy count by 44.3% since 2007
Overview of ARMtech
ARMtech has been a strong contributor to Endurance since its acquisition

* 2013 crop year is defined as July 1, 2012 through June 30, 2013

•
ARMtech has built a market leading specialty crop
insurance business through its focus on offering
excellent service supported by industry leading
technology.
•
MPCI policy count has grown 44.3% over the past
six years in a line of business not subject to the
property/casualty pricing cycle.
•
ARMtech is a leader in using technology to deliver
high quality service and to satisfy the intense
compliance and documentation standards imposed
on the industry by the U.S. Federal Government.
•
ARMtech has generated approximately $80 million
of underwriting profits since inception.
ARMtech is a Leader in the Crop Insurance Space
ARMtech’s focus on technology and service has allowed it to steadily grow its business

Written Premiums and Policy Counts by Crop Year
Using technology and service to expand
premiums
ARMtech has demonstrated its ability to grow market share and premiums over time through its leading edge technology and superior delivery of service and compliance.
* Estimated 2013 crop year premiums and policy count

•
2013 estimated crop year MPCI net written
premiums of $533.5 million are 9.2% higher than
crop year 2012
–
Estimated policy count growth in excess of
11%
–
Greater cessions due to continued dry
conditions in parts of the United States
•
The portfolio of crop risk is more balanced in 2013
through greater crop and geographic diversification
and through greater cessions in Texas (cotton
concentration)
•
Purchased third party reinsurance to reimburse for
losses from 100% to 110%
ARMtech is Increasing  Market Share and Geographic  Diversification
2012 and 2013 were very strong marketing years for ARMtech
ARMtech continues to focus on diversifying its business geographically while managing its exposure to Texas through active use of available reinsurance protections.

Estimated 2013 Net Written Crop Year
Premiums
*  Group One States – IL, IN, IA, MN, NE
Group Two States – States other  than Group One and Group Three states
Group Three States – CT, DE, MA, MD, NV, NH, NJ, NY, PA, UT, WY, WV
** Estimated 2013 crop year premiums
MPCI Net Written Premiums
by Crop Year and State Grouping*

•
While individual states can produce large loss
ratios, the U.S. Federal reinsurance program has
historically reduced loss ratio volatility.
•
ARMtech’s business has historically produced stable
profits over time after reflecting the reinsurance
terms set out in the current standard crop
reinsurance agreement
–
Historic average loss ratio post U.S. Federal
cessions has been 82.9% [adjusted for the
2011 Federal reinsurance terms]
–
The best year was 2007 with a 69.8% net loss
ratio and the worst was 2012 with a 104.0%
net MPCI loss ratio
–
ARMtech’s current expense run rate after the
A&O subsidy is approximately 6% - 8%
Agriculture Insurance is Not Correlated with the P&C Cycle
FCIC reinsurance lowers volatility

Stable Results in Volatile Times
Historic MPCI Crop Year Loss Ratio Results
(Pre and Post Federal Reinsurance)
While individual states can produce highly varied gross loss ratios on a year to year basis, the U.S. Federal reinsurance program has historically mitigated that volatility and leaves ARMtech with a business which is not correlated to the traditional P&C pricing cycle and has high risk adjusted return potential.

Overview of ARMtech
ARMtech’s recognition of premiums and earnings are influenced by growing seasons

Seasonality of MPCI Business
First Quarter Third Quarter Second Quarter
Recognition of
annual written
premiums
60% - 65%
Spring crops
20% - 25%
Spring crop acreage
report adjustments
Winter crops
10% - 15%
Spring crop
adjustments due to
actual cessions
5% - 10%
Winter crop
adjustments
Recognition of
annual earned
premiums
10%-15%
Largely driven by
winter crops
30% - 35%
Largely driven by
spring crops
25% - 30%
Driven by spring
crops and winter
crops
25% - 30%
Largely driven by
spring crops
Harvest
Harvest of winter
crops
Harvest of spring
crops
Fourth Quarter
Commodity
price setting
Setting of base prices
for spring crops
(forward commodity
price for fourth
quarter)
Setting of base prices
for winter crops
(forward commodity
price for second
quarter)
Harvest price
determined for
winter crops
Harvest price
determined for
spring crops

2.0%
0.8%
0.5%
2.0%
1.2%
0.7%
5.6%
2.9%
5.7%
1.0%
2.8%
18.7%
1.7% 2.0%
0.8%
3.3%
10.9%
7.5%
0.7%
2.1%
0.4%
4.4%
2.6%
1.3%
2.2%
4.2%
1.3%
3.3%
3.8%
2.1%
0.6%
0.4%
Geographic Diversification of Crop Insurance Business
ARMtech maintains a geographically diversified portfolio of risk

2013 Estimated Crop Year Net Written Premiums

Diversification of Crops Within ARMtech’s Portfolio
Underwritten risks diversified by geography and commodity type

ARMtech’s 2013 Estimated Crop Year MPCI Net Written Premiums
Iowa – 7.5%
Nebraska – 4.0%
Minnesota – 3.6%
Indiana – 2.6%
Texas – 2.4%
North Dakota – 1.9%
Missouri – 1.9%
South Dakota – 1.8%
Illinois – 1.4%
Mississippi – 1.2%
Colorado – 1.2%
Kentucky – 0.8%
Ohio – 0.7%
Tennessee – 0.6%
Arkansas – 0.6%
South Carolina – 0.6%
Wisconsin – 0.4%
All other states – 2.2%
Corn
(35.4%)
Texas – 8.3%
Georgia – 1.6%
Alabama – 0.6%
South Carolina – 0.5%
Mississippi – 0.4%
All other states – 0.8%
Cotton
(12.2%)
Soybeans
(20.2%)
Other Crops
(18.8%)
Wheat
(13.4%)
Texas – 3.7%
North Dakota – 1.4%
Colorado – 1.1%
Oklahoma – 1.1%
Idaho – 1.0%
Minnesota – 0.8%
All other states – 4.3%
Citrus, Nursery & Orange Trees - 3.2%
Grain Sorghum – 2.4%
Apples – 1.2%
Pasture, Rangeland, Forage – 1.1%
Potatoes – 1.1%
Barley – 0.9%
Rice – 0.9%
Peanuts – 0.8%
Tobacco – 0.8%
Dry Beans – 0.7%
All other crops – 5.7%
North Dakota – 1.1%
Kentucky – 1.2%
Tennessee – 0.9%
Arkansas – 0.9%
Illinois – 0.6%
All other states – 3.3%
Iowa – 3.3%
Minnesota – 2.5%
Mississippi – 2.2%
Indiana –1.6%
Nebraska – 1.5%
Missouri – 1.1%

Agriculture Insurance Contains Three Layers of Risk Mitigation
Farmers retention, ceding premiums to the U.S. Federal Government and limitations on losses and gains

41.6% of MPCI Premiums Ceded to U.S. Federal Government
Assigned Risk Fund
“Higher Risk Policies”
Commercial Fund
“Lower Risk Policies”
2013 Crop Year
Gross Liability
68.8% of risk retained by ARMtech
31.2%  of first dollar risk retained by
farmers
14.2% of 2013 Crop Year NWP 85.8% of 2013 Crop Year NWP
Loss Sharing
(% of loss retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States
ARMtech within each 100 - 160 7.5% 100 - 160 65.0% 42.5%
applicable band when 160 - 220 6.0% 160 - 220 45.0% 20.0%
the loss raio is above 100%.) 220 - 500 3.0% 220 - 500 10.0% 5.0%
Gain Sharing
(% of gain retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States
ARMtech within each 65 - 100 22.5% 65 - 100 75.0% 97.5%
applicable band when 50 - 65 13.5% 50 - 65 40.0% 40.0%
the loss raio is below 100%.) 0 - 50 3.0% 0 - 50 5.0% 5.0%

ARMtech Has Grown Market Share Over Time
Superior service and technology has driven growth in stable market

Crop Year Market Share % Change in
Market Share
MPCI Certified Companies (Owners) 2013 2012 2011 2010 2009 2008 2007 2007 - 2013
Rain and Hail (ACE)
(1)
20.8% 21.3% 21.8% 22.6% 24.3% 24.1% 25.0% -4.2%
Rural Community Insurance Company (Wells Fargo) 20.6% 22.1% 21.8% 22.9% 24.7% 25.2% 25.1% -4.5%
NAU Country Insurance Company (QBE)
(1)
13.1% 13.3% 14.8% 14.4% 13.7% 13.8% 13.3% -0.2%
Great American Insurance Co. 8.5% 8.5% 8.7% 8.7% 9.1% 10.1% 10.6% -2.1%
American Agri-Business Ins. Co. (Endurance) 7.7% 7.4% 6.7% 7.0% 6.5% 5.7% 5.9% 1.8%
Producers Ag. Ins. Co. (CUNA Mutual) 4.9% 5.5% 6.4% 6.3% 5.3% 5.2% 4.8% 0.2%
Guide One Mutual (CGB Diversified Services) 4.6% 4.0% 2.7% 2.0% 1.2% 1.2% 1.1% 3.4%
Farmers Mutual Hail Ins. of Iowa 4.3% 4.4% 4.5% 4.2% 3.8% 4.0% 4.0% 0.3%
John Deere Risk Protection, Inc. 3.8% 3.3% 3.3% 3.8% 4.0% 3.3% 3.0% 0.7%
Agrinational Insurance Company (ADM) 3.1% 2.5% 2.1% 1.5% 0.9% 1.0% 1.1% 2.1%
Heartland (Everest Re) 2.4% 2.3% 2.4% 3.0% 3.4% 3.3% 3.2% -0.9%
Hudson Insurance Company
(1)
2.0% 1.6% 1.2% 1.2% 0.8% 0.6% 0.4% 1.6%
AgriLogic (Occidental Firs & Casualty Co) 1.6% 1.8% 1.4% 0.1% 0.0% 0.0% 0.0% 1.6%
American Agricultural Ins. Co (Amer. Farm Bureau) 1.2% 1.3% 1.3% 1.3% 1.4% 1.4% 1.2% 0.0%
Country Mutual Insurance Company 0.9% 0.9% 0.9% 1.0% 1.1% 1.2% 1.4% -0.5%
Global Ag (XL Reinsurance) 0.4% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.4%
International Ag (Starr Indemnity) 0.3% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.3%
Source - National Crop Insurance Services (NCIS)
(1) 2007 Crop Year Market Share was increased to reflect the acquisition of a company between 2007 and 2013.

Other Miscellaneous Information

Probable Maximum Loss by Zone and Peril
Largest 1 in 100 year PML as of January 1, 2014 is equal to 11.0% of Shareholders’ Equity as of December 31, 2013

Estimated Occurrence Net Loss as of January 1, 2014 Jan. 1, 2013 Jan. 1, 2012
10 Year 25 Year 50 Year 100 Year 250 Year 100 Year 100 Year
Return Return Return Return Return Return Return
Zone Peril Period Period Period Period Period Period Period
United States Hurricane
$135 $191 $237 $293 $357 $429 $574
Europe Windstorm
92 173 233 317 428 346 384
California Earthquake
42 155 199 238 326 395 409
Japan Windstorm
32 102 140 144 154 201 317
Northwest U.S. Earthquake
- 5 32 95 192 154 206
Japan Earthquake
9 45 81 109 142 111 189
United States Tornado/Hail
37 56 72 88 114 86 123
Australia Earthquake
1 6 27 86 138 88 73
New Zealand Earthquake
1 4 10 24 55 24 29
Australia Windstorm
3 11 29 52 96 53 48
New Madrid Earthquake
- - - 9 69 10 12
The net loss estimates by zone above represent estimated losses related to our property, catastrophe and other specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.
Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management's assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance's underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see "Risk Factors" in our most recent Annual Report on Form 10-K.

•
Book value per common share, adjusted for dividends, expanded  6.8% during 2013
–
Net income attributable to common shareholders of $279.2 million
•
Improved accident loss ratios, excluding catastrophes, in both segments
•
While crop insurance results were impacted by a 22% decline in corn prices and prevented planting claims in the spring, results were improved over 2012 which was impacted by a significant drought
•
General and administrative expenses were higher in 2013 reflecting the transformation of the company and included greater levels of corporate expenses, severance costs and expenses related to the hiring of numerous global underwriting teams.  Expenses were also higher due to incentive compensation reflecting a more profitable year in 2013.
•
Lighter catastrophe activity in 2013 as 2012 included claims related to Superstorm Sandy
•
Gross written premiums of $2.67 billion were 4.6% higher than full year 2012 while we significantly rebalanced our portfolios
–
Insurance gross written premiums of $1.48 billion increased 3.2% from 2012
•
Growth in agriculture policy counts was partially offset by declines in commodity prices and greater cessions to the federal government.  Within our U.S. specialty business, the book was completely re-
underwritten with lower margin and volatile lines of business being replaced with specialty business from newly hired teams.
–
Reinsurance gross written premiums of $1.19 billion increased 6.3% compared to 2012
•
The reinsurance portfolio was completely re-balanced during 2013 as we meaningfully reduced our volatile catastrophe and property lines while expanding professional and casualty lines underwritten by newly hired underwriting teams .
Full Year 2013 Highlights
Results were driven by strong underwriting margins supported by light catastrophe losses and favorable development

Financial Results for Fourth Quarter 2013 26 Financial highlights Key operating ratios

Fourth Quarter 2013 Gross Written Premiums 27 Insurance Segment Reinsurance Segment

Financial Overview: Inception to Date Financial Performance 28 Financial highlights from 2002 through December 31, 2013